Summary of Significant Accounting Policies	6 Months Ended	12 Months Ended
	Jun. 30, 2015	Dec. 31, 2014
Summary of Significant Accounting Policies
Summary of Significant Accounting Policies

3. Summary of Significant Accounting Policies

Basis of Presentation

        These interim financial statements are unaudited and have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission ("SEC") regarding interim financial reporting. Certain disclosures have been condensed or omitted from these financial statements. Accordingly, they do not include all of the information and notes required by accounting principles generally accepted in the United States of America ("GAAP") for complete consolidated financial statements, and should be read in conjunction with the audited consolidated financial statements and notes thereto for the year ended December 31, 2014 included herein.

        All intercompany transactions have been eliminated in consolidation. In the opinion of the Company's management, the accompanying unaudited condensed consolidated financial statements include all adjustments, consisting of normal recurring adjustments, necessary to fairly present the financial position as of, and the results of operations for, all periods presented. In preparing the accompanying condensed consolidated financial statements, management has made certain estimates and assumptions that affect reported amounts in the condensed consolidated financial statements and disclosures of contingencies. Actual results may differ from those estimates. The results for interim periods are not necessarily indicative of annual results.

Reverse Stock Split

        On August 3, 2015, the Company completed a 1-for-10 reverse stock split of its outstanding common stock. To effect the reverse stock split, the Company filed a Certificate of Amendment to the Company's Restated Certificate of Incorporation, which provides for the reverse stock split and for the corresponding reduction in the Company's authorized capital stock to 100 million shares of common stock, $0.01 par value per share, following the reverse stock split. The condensed consolidated financial statements and notes to the condensed consolidated financial statements included in this document give retrospective effect to the reverse stock split for all periods presented.

Recently Issued Standards Not Yet Adopted

        In May 2014, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update 2014-09, "Revenue from Contracts with Customers (Topic 606)" ("ASU 2014-09"). ASU 2014-09 provides guidance concerning the recognition and measurement of revenue from contracts with customers. The objective of ASU 2014-09 is to increase the usefulness of information in the financial statements regarding the nature, timing and uncertainty of revenues. ASU 2014-09 requires an entity to (i) identify the contract(s) with a customer, (ii) identify the performance obligations in the contract(s), (iii) determine the transaction price, (iv) allocate the transaction price to the performance obligations in the contract(s), and (v) recognize revenue when, or as, the entity satisfies a performance obligation. ASU 2014-09 will be effective for the Company beginning on January 1, 2018, including interim periods within that reporting period, considering the one year deferral approved by the FASB on July 9, 2015. The standard permits the use of either the retrospective or cumulative effect transition method. Early adoption is permitted. The Company has not selected a transition method and is evaluating the impact this standard will have on its consolidated financial statements and related disclosures.

        In April 2015, the FASB issued Accounting Standards Update 2015-03, "Interest—Imputation of Interest: Simplifying the Presentation of Debt Issuance Costs (Topic 835)". The update requires debt issuance costs related to a recognized debt liability be presented on the balance sheet as a direct deduction from the carrying amount of that debt liability. The standard should be applied retrospectively and is effective for the Company beginning on January 1, 2016. The Company does not believe the adoption of this guidance will have a material impact on its financial position, results of operations or cash flows.

Correction of Operating and Investing Cash Flows for the Six Months Ended June 30, 2014

        In the first quarter of 2015, the Company determined that it had incorrectly presented non-cash accrued capital expenditures in its Statements of Cash Flows since December 31, 2012. Management concluded the misstatement is immaterial to previously issued financial statements; however, the Company has corrected the cash flow presentation in the accompanying Condensed Consolidated Statement of Cash Flows for the six months ended June 30, 2014. There was no impact of the misstatement on the Condensed Consolidated Balance Sheet as of December 31, 2014, or on the Condensed Consolidated Statement of Operations for the three or six months ended June 30, 2014. The impact of the correction is shown in the following table (in thousands):

	For the Six Months Ended June 30, 2014
Statement of Cash Flows	As Previously Reported	As Restated
Change in operating assets and liabilities: accounts receivable—JIB and other	$1,929	$(1,557)
Net cash provided by operating activities	177,047	173,561
Investment in property and equipment	(279,033)	(275,547)
Net cash used in investing activities	(131,514)	(128,028)

3. Summary of Significant Accounting Policies

Basis of Presentation

        The accompanying consolidated financial statements of the Company have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission ("SEC") and have been prepared in accordance with generally accepted accounting principles in the United States of America ("GAAP").

        All intercompany transactions have been eliminated in consolidation. The consolidated financial statements as of and for the year ended December 31, 2014 include the results of the Pine Prairie field from January 1, 2014 through May 1, 2014, the date of disposition. The consolidated financial statements as of and for the year ended December 31, 2013 include the results from the Anadarko Basin Acquisition beginning May 31, 2013. The consolidated financial statements as of and for the year ended December 31, 2012 include the results from the Eagle Property Acquisition beginning October 1, 2012.

Reverse Stock Split

        On August 3, 2015, the Company completed a 1-for-10 reverse stock split of its outstanding common stock. To effect the reverse stock split, the Company filed a Certificate of Amendment to the Company's Restated Certificate of Incorporation, which provides for the reverse stock split and for the corresponding reduction in the Company's authorized capital stock to 100 million shares of common stock, $0.01 par value per share, following the reverse stock split. The conversion prices for the Series A Preferred Stock were automatically adjusted to reflect the reverse stock split. The consolidated financial statements and notes to the consolidated financial statements included in this document give retrospective effect to the reverse stock split for all periods presented.

Correction of Operating and Investing Cash Flows for the Years Ended December 31, 2014, 2013 and 2012

        In the first quarter of 2015, the Company determined that it had incorrectly presented non-cash accrued capital expenditures in its Statements of Cash Flows since December 31, 2012. Management concluded the misstatement was immaterial to previously issued financial statements; however, the Company has elected to correct the cash flow presentation in the accompanying Consolidated Statement of Cash Flows for the years ended December 31, 2014, 2013 and 2012, as shown in the table below. There is no impact to the Consolidated Balance Sheets as of December 31, 2014 and 2013, or the Consolidated Statements of Operations for the years ended December 31, 2014, 2013 and 2012.

	For the Twelve Months Ended December 31,
	2014		2013		2012
Statement of Cash Flows	As Previously Reported	As Restated	As Previously Reported	As Restated	As Previously Reported	As Restated
	(in thousands)
Change in operating assets and liabilities:
accounts receivable—JIB and other	$(13,603)	$(18,897)	$(28,488)	$(18,002)	$(11,019)	$(3,249)
Net cash provided by operating activities	356,838	351,544	227,102	237,588	137,249	145,019
Investment in property and equipment	(561,691)	(556,397)	(573,734)	(584,220)	(422,332)	(430,102)
Net cash used in investing activities	(409,558)	(404,264)	(1,193,846)	(1,204,332)	(773,608)	(781,378)

Use of Estimates

        The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

        Significant estimates include, but are not limited to, the amount of recoverable oil and natural gas reserves; future cash flows from oil and natural gas properties; the fair value of commodity derivative contracts; the fair value of share-based compensation; and the valuation of future asset retirement obligations.

Cash and Cash Equivalents

        The Company considers all short-term investments with an original maturity of three months or less to be cash equivalents.

Accounts Receivable and Allowance for Doubtful Accounts

        Accounts receivable are stated at the historical carrying amount net of allowance for uncollectible accounts. The carrying amount of the Company's accounts receivable approximate fair value because of the short-term nature of the instruments. The Company accrues a reserve on a receivable when, based on the judgment of management, it is probable that a receivable will not be collected and the amount of any reserve may be reasonably estimated. As of December 31, 2014 and 2013, the Company had no allowance for doubtful accounts.

Financial Instruments

        The Company's financial instruments consist of cash and cash equivalents, receivables, payables, debt, and commodity derivative contracts. Commodity derivative contracts are recorded at fair value (see Note 4). Based upon recent amendments to the Company's Credit Facility, the Company believes the carrying amount of the related floating-rate debt approximates fair value due to the variable nature of the interest rate and the current secured financing terms available to the Company. See fair value discussion of Senior Notes and Series A Preferred Shares issued in October 2012 in Notes 9 and 10, respectively. The carrying amount of the Company's other financial instruments approximate fair value because of the short term nature of the items or variable pricing.

        Derivative financial instruments are recorded in the consolidated balance sheets as either an asset or liability measured at estimated fair value. Changes in the derivative's fair value are recognized currently in earnings as gains and losses in the period of change. The gains or losses are recorded in "Gains (losses) on commodity derivative contracts—net." The related cash flow impact is reflected within cash flows from operating activities.

Other Noncurrent Assets

        At December 31, 2014 and 2013, other noncurrent assets consisted of the following:

	At December 31,
	2014	2013
	(in thousands)
Deferred financing costs	$37,807	$44,706
Field equipment inventory	5,713	9,682
Other	211	209

Other noncurrent assets	$43,731	$54,597

        During the year ended December 31, 2014, the Company has recorded approximately $5.9 million in adjustments to field equipment inventory, either as a result of physical inventory counts, disposals or market adjustments; this is offset by additional inventory added during the period of approximately $1.8 million. For the years ended December 31, 2014 and 2013, the Company recorded $4.1 million and $0.6 million, respectively, of losses on sale of, or market value adjustments to, field equipment inventory.

Property and Equipment

Oil and Gas Properties

        The Company uses the full-cost method of accounting for its exploration and development activities. Under this method of accounting, the cost of both successful and unsuccessful exploration and development activities are capitalized as property and equipment. This includes any internal costs that are directly related to exploration and development activities, but does not include any costs related to production, general corporate overhead or similar activities. Proceeds from the sale or disposition of oil and gas properties are accounted for as a reduction to capitalized costs unless a significant portion of the Company's reserve quantities are sold that results in a significant alteration of the relationship between capitalized costs and remaining proved reserves, in which case a gain or loss is generally recognized in income.

Unevaluated Property

        Oil and gas unevaluated properties and properties under development include costs that are not being depleted or amortized. These costs represent investments in unproved properties. The Company excludes these costs until proved reserves are found, until it is determined that the costs are impaired or until major development projects are placed in service, at which time the costs are moved into oil and natural gas properties subject to amortization. All unproved property costs are reviewed at least annually to determine if impairment has occurred. Based on current pricing and current drilling plans, we impaired the remaining Anadarko Basin unevaluated property to the full cost pool during the fourth quarter of 2014.

Oil and Gas Reserves

        Proved oil, NGLs and natural gas reserves utilized in the preparation of the consolidated financial statements are estimated in accordance with the rules established by the SEC and the Financial Accounting Standards Board (FASB), which require that reserve estimates be prepared under existing economic and operating conditions using a 12-month average price with no provision for price and cost escalations in future years except by contractual arrangements.

        Reserve estimates are inherently imprecise. Accordingly, the estimates are expected to change as more current information becomes available. The Company depletes its oil and gas properties using the units-of-production method. Capitalized costs of oil and natural gas properties subject to amortization are depleted over proved reserves. It is possible that, because of changes in market conditions or the inherent imprecision of reserve estimates, the estimates of future cash inflows, future gross revenues, the amount of oil and natural gas reserves, the remaining estimated lives of oil and natural gas properties, or any combination of the above may be increased or reduced. Increases in recoverable economic volumes generally reduce per unit depletion rates while decreases in recoverable economic volumes generally increase per unit depletion rates.

Impairment of Oil and Gas Properties/Ceiling Test

        The Company performs a full-cost ceiling test on a quarterly basis. The test establishes a limit (ceiling) on the book value of oil and gas properties. The capitalized costs of proved oil and gas properties, net of accumulated depreciation, depletion and amortization (DD&A) and the related deferred income taxes, may not exceed this "ceiling." The ceiling limitation is equal to the sum of: (i) the present value of estimated future net revenues from the projected production of proved oil and gas reserves, excluding future cash outflows associated with settling asset retirement obligations accrued on the balance sheet, calculated using the average oil and natural gas sales price received by the Company as of the first trading day of each month over the preceding twelve months (such prices are held constant throughout the life of the properties) and a discount factor of 10%; (ii) the cost of unproved and unevaluated properties excluded from the costs being amortized; (iii) the lower of cost or estimated fair value of unproved properties included in the costs being amortized; and (iv) related income tax effects. If capitalized costs exceed this ceiling, the excess is charged to expense in the accompanying consolidated statements of operations. For the year ended December 31, 2014, an impairment of oil and gas properties of $83.5 million, after tax, was recorded. For the year ended December 31, 2013, capitalized costs exceeded the ceiling and an impairment of oil and gas properties of $319.6 million, after tax, was recorded.

        The most significant factors affecting the impairment related to the transfer of unevaluated property costs to the full cost pool and negative reserve revisions in certain areas.

        During 2014, the Company transferred $59.2 million of Mississippian unevaluated property costs to the full cost pool. These costs were attributable to leases that either expired during 2014, were determined to not be prospective, or that were assigned proved reserves to previously unproved acreage as a result of the Company's development drilling activities. The Company also transferred $128.2 million of Anadarko Basin and $16.5 million of Gulf Coast unevaluated property costs based up on our lack of plans for further evaluation or development of those leases in the current commodity price environment.

        During 2013, the Company transferred $61.2 million of Gulf Coast unevaluated property costs to the full cost pool based upon our lack of future plans for further evaluation or development of those leases and $168.4 million of Mississippian unevaluated property costs attributable to leases that expired during 2013 or that were assigned to proved reserves as a result of the Company's drilling activities. The Company also transferred $89.6 million of Anadarko Basin unevaluated costs due primarily to lease expirations and development drilling. The negative reserve revisions in our Gulf Coast area were mainly attributable to variability in well performance, our decision during the second quarter of 2013 to halt further development in our West Gordon field and unfavorable cost revisions. See Note 6.

Depreciation, Depletion, and Amortization (DD&A)

        DD&A of oil and gas properties is calculated using the Units of Production Method (UOP). The UOP calculation, in its simplest terms, multiplies the percentage of estimated proved reserves produced by the cost of those reserves. The result is to recognize expense at the same pace that the reserves are estimated to be depleting. The amortization base in the UOP calculation includes the sum of proved property costs net of accumulated DD&A, estimated future development costs (future costs to access and develop proved reserves) and asset retirement costs that are not already included in oil and gas property, less related salvage value.

Capitalized Interest

        Interest from external borrowings is capitalized on unevaluated properties using the weighted-average cost of outstanding borrowings until the project is substantially complete and ready for its intended use, which for oil and gas assets is at the first production from the field. Capitalized interest is depleted over the useful lives of the assets in the same manner as the depletion of the underlying assets. The Company paid cash interest of $141.9 million, $104.3 million, and $7.2 million for the years ended December 31, 2014, 2013 and 2012, respectively.

Other Property and Equipment

        Other property and equipment consists of vehicles, furniture and fixtures, and computer hardware and software and are carried at cost. Depreciation is provided principally using the straight-line method over the estimated useful lives of the assets, which primarily range from three to seven years. Maintenance and repairs are charged to expense as incurred, while renewals and betterments are capitalized.

Accrued Liabilities

        At December 31, 2014 and 2013, accrued liabilities consisted of the following:

	At December 31
	2014	2013
	(in thousands)
Accrued oil and gas capital expenditures	$76,398	$87,202
Accrued revenue and royalty distributions	51,292	64,370
Accrued lease operating and workover expense	10,113	8,279
Accrued interest	21,521	21,341
Accrued taxes	4,226	4,386
Other	20,281	18,803

Accrued liabilities	$183,831	$204,381

Asset Retirement Obligations

        The legal obligations associated with the retirement of long-lived assets are recognized at estimated fair value at the time that the obligation is incurred.

        Oil and gas producing companies incur such a liability upon acquiring or drilling a well. The Company estimates the fair value of an asset retirement obligation in the period in which the obligation is incurred and can be reliably measured. The corresponding asset retirement cost is capitalized by increasing the carrying amount of the related long-lived asset. The liability is accreted to its then present value each period, and the capitalized cost is depreciated over the useful life of the related asset. If the liability is settled for an amount other than the recorded amount, any adjustment is recorded in the full cost pool. See Note 8.

Share-Based Compensation

        We measure share-based compensation cost at fair value and generally recognize the corresponding compensation expense on a straight-line basis over the service period during which awards are expected to vest. We include share-based compensation expense, net of amounts capitalized to oil and gas properties, in "General and administrative expense" in our consolidated statements of operations. See Note 11.

Revenue Recognition

        Oil, NGLs and natural gas revenues are recognized when production is sold to a purchaser at a fixed or determinable price, when delivery has occurred and title has transferred and collection of the revenues is reasonably assured. Cash received relating to future revenues is deferred and recognized when all revenue recognition criteria are met.

        The Company follows the sales method of accounting for oil and gas revenues, whereby revenue is recognized for all oil and gas sold to purchasers regardless of whether the sales are proportionate to the Company's ownership interest in the property. Production imbalances are recognized as a liability to the extent an imbalance on a specific property exceeds the Company's share of remaining proved oil and gas reserves. The Company had no significant imbalances at December 31, 2014 or 2013.

Acquisition and Transaction Costs

        Acquisition and transaction related costs are expensed as incurred and as services are received. Such costs include finders' fees; advisory, legal, accounting, valuation and other professional and consulting fees; and acquisition related general and administrative costs. Costs incurred in 2014 relate to the Pine Prairie Disposition, costs incurred in 2013 relate to the Anadarko Basis Acquisition, and costs incurred in 2012 relate to the Eagle Property Acquisition. See Note 7.

Income Taxes

        Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently payable plus deferred income taxes related to certain income and expenses recognized in different periods for financial and income tax reporting purposes. Deferred income tax assets and liabilities represent the future tax return consequences of those differences, which will either be taxable or deductible when assets are recovered or liabilities are settled. Deferred income taxes also include tax credits and net operating losses that are available to offset future income taxes. Deferred income taxes are measured by applying currently enacted tax rates.

        The Company accounts for uncertainty in income taxes for tax positions taken or expected to be taken in a tax return. Only tax positions that meet the more-than-likely-than-not recognition threshold are recognized.

        Prior to its corporate reorganization (See Note 1), the Company was a limited liability company and not subject to federal income tax or state income tax (in most states). Accordingly, no provision for federal or state income taxes was recorded prior to the corporate reorganization as the Company's equity holders were responsible for income tax on the Company's profits. In connection with the closing of the Company's initial public offering, the Company merged into a corporation and became subject to federal and state income taxes. The Company's book and tax basis in assets and liabilities differed at the time of the corporate reorganization due primarily to different cost recovery periods utilized for book and tax purposes for the Company's oil and natural gas properties. See Note 12.

Earnings (Loss) Per Share

        Basic earnings (loss) per common share is calculated by dividing net income available to common shareholders by the weighted average number of common shares outstanding during each period. Diluted earnings (loss) per common share is calculated by dividing net income available to common shareholders by the weighted average number of diluted common shares outstanding, which includes the effect of potentially dilutive securities. Potentially dilutive securities for the diluted earnings per share calculations consist of unvested restricted stock awards and outstanding stock options (if any) using the treasury method, as well as the Company's Series A Preferred Stock using the if-converted method. In the computation of diluted earnings per share, excess tax benefits that would be created upon the assumed vesting of unvested restricted shares or the assumed exercise of stock options (i.e. hypothetical excess tax benefits) are included in the assumed proceeds component of the treasury share method to the extent that such excess tax benefits are more likely than not to be realized. When a loss from continuing operations exists, all potentially dilutive securities are anti-dilutive and are therefore excluded from the computation of diluted earnings per share. See Note 13.

Recent Accounting Pronouncements

        The Company reviewed recently issued accounting pronouncements that became effective during the twelve months ended December 31, 2014, and determined that none would have a material impact on the Company's consolidated financial statements with the exception of ASU 2014-09, "Revenue from Contracts with Customers "and ASU 2014-15, "Presentation of Financial Statements—Going Concern," (both effective for annual reporting periods beginning after December 15, 2016), which the Company is still evaluating.